UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 30, 2018
KINGSWAY FINANCIAL SERVICES INC.
(Exact Name of Registrant as Specified in Its Charter)

Ontario, Canada (State or Other Jurisdiction of Incorporation)	001-15204 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
45 St. Clair Ave. West, Suite 400, Toronto, Ontario, Canada M4V 1K9
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (416) 848-1171

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Annual Meeting”) of the Company was held on May 30, 2018. The Company’s shareholders voted on the following five proposals at the Annual Meeting.

Proposal One:

The shareholders voted to elect for one-year terms John T. Fitzgerald, Gregory P. Hannon, Terence M. Kavanagh, Doug Levine, Joseph D. Stilwell and Larry G. Swets, Jr., as directors. Management received proxies for the election of directors as follows:

Director	For	Withheld	Non-Vote
John T. Fitzgerald	14,544,191	43,133	4,836,350
Gregory P. Hannon	13,631,166	959,158	4,836,350
Terence M. Kavanagh	13,634,303	956,021	4,836,350
Doug Levine	13,632,566	957,758	4,836,350
Joseph D. Stilwell	13,617,432	972,892	4,836,350
Larry G. Swets, Jr.	8,091,968	6,498,356	4,836,350

Proposal Two:

The Company’s shareholders ratified the appointment of BDO USA, LLP as the Company’s auditors. Management received proxies for the appointment of auditors as follows:

For	Withheld
18,826,921	599.753

Proposal Three:

The Company’s shareholders approved certain amendments to the Company’s 2013 Equity Incentive Plan. Management received proxies for the approval of the amendments to the Company’s 2013 Equity Incentive Plan as follows:

For	Against	Non-Vote
13,748,808 (*)	363,166	4,836,350
(*) Excludes shares held by insiders.

Proposal Four:

The Company’s shareholders approved, on a non-binding advisory basis, the overall compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2018 Annual Meeting of Shareholders (the “Say-on-Pay Vote”). Management received proxies for the approval of the Say-on-Pay Vote as follows:

For	Against	Abstained	Non-Vote
14,397,927	190,655	1,742	4,836,350

Proposal Five:

The Company’s shareholders approved, on a non-binding advisory basis, the frequency of future advisory Say-on-Pay Votes on the executive compensation of the Company’s named executive officers. Management received proxies as follows:

One Year	% One Year	Two Years	% Two Years	Three Years	% Three Years	Votes Abstained	% Abstained	Non-Vote
12,375,578	84.82	1,573,295	10.78	640,626	4.39%	825	0.01%	4,836,350

The information in this Form 8-K provided under Item 5.07 is being furnished to, and shall not be deemed “filed” with, the U.S. Securities and Exchange Commission or incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGSWAY FINANCIAL SERVICES INC.

May 31, 2018	By:	/s/ Larry G. Swets, Jr.
Larry G. Swets, Jr.
Chief Executive Officer